                                                                   Exhibit 10.85

                                                       Employee Copy _________
                                                       Company Copy  _________
                                                       Option Number _________


                          SPARTA PHARMACEUTICALS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         AGREEMENT made as of the 15th day of March, 1996, between Sparta Pharmaceuticals, Inc. (the "Company"), a Delaware corporation having a principal place of business in Horsham, Pennsylvania, and William McCulloch, M.D., 12109 Betts Lane, Raleigh, NC 27614, an employee of the Company (sometimes referred to below as the "Employee" and as the "Optionee").

         WHEREAS, the Company desires to grant to the Employee an option (the "Option") to purchase shares of its common stock, $.001 par value (the "Shares") under and for the purposes of the 1991 Stock Plan of the Company (the "Plan");

         WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

         WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an Incentive Stock Option.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION

         The Company hereby irrevocably grants to the Employee, as of the date first set forth above (the "Effective Date"), the right and option to purchase all or any part of an aggregate of Forty Thousand (40,000) Shares (the "Option Shares") on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The number of Option Shares is subject to adjustment, as provided in this Agreement, in the event some or all of the contingencies set forth in Section 3 are not met, and as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Employee acknowledges receipt of a copy of the Plan.



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         This Option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

         2.       PURCHASE PRICE

         The purchase price of the Option Shares shall be at a price per Share of Three Dollars and No Cents ($3.00) (subject to adjustment, as provided in the Plan, in the event of a stock split, a reverse stock split or other events affecting the holders of Shares).

         3.       EXERCISE OF OPTION

         If the Employee has continued to be employed by the Company on the following dates, and provided the contingencies set forth below with respect to the respective amounts of Option Shares shall have been met:

With respect to Twenty Thousand (20,000) of the Option Shares, an investigational new drug application ("IND") for L.A.D.D.(TM) 5-FP shall have become effective and the first patient in the Phase I clinical trial to be conducted pursuant to such IND shall have commenced receiving L.A.D.D. 5-FP no later than August 1, 1996;

With respect to Ten Thousand (10,000) of the Option Shares, the first patient in the Phase I clinical trial to be conducted pursuant to the Company's Spartaject(TM) Busulfan IND shall have commenced receiving L.A.D.D. 5-FP no later than August 1, 1996; and

With respect to Ten Thousand (10,000) of the Option Shares, the first patient in the Phase I clinical trial to be conducted pursuant to the Company's RII Retinamide IND shall have commenced receiving RII Retinamide no later than July 1, 1996;

the Employee may exercise the Option for the number of Option Shares (subject to meeting the respective contingencies set forth above and to adjustment as provided in the Plan) set opposite the applicable date:

Prior to the first anniversary              as to no Shares
  of the Effective Date

On or after the first anniversary           up to Twenty Five Percent (25%) of the Option Shares as to
  of the Effective Date                     which such contingencies shall have been met

On or after the second anniversary          up to an additional Twenty Five Percent (25%) of such
  of the Effective Date                     Option Shares

On or after the third anniversary           up to an additional Twenty Five Percent (25%) of such
  of the Effective Date                     Option Shares


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
On or after the fourth anniversary          up to an additional Twenty Five Percent (25%) of such
  of the Effective Date                     Shares

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan, including, without limitation, the term of the Option and the provisions affecting the Employee's ability to exercise the Option after a termination of employment.


         4.       TERM OF OPTION

         The Option shall terminate five (5) years from the date it shall become fully exercisable, but in no event later than March 15, 2005, and shall be subject to earlier termination as provided herein or in the Plan.

         a. Termination of Employment (Other than for Death. Disability or Cause)

         If the Employee's employment terminates (for any reason other than death, Disability or Cause), the Option may be exercised within three (3) months after the date the Employee's employment terminates, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase Shares under this Agreement or the Plan has accrued and is in effect at the date of such termination of employment.

         Notwithstanding the foregoing, in the event of the Employee's death within three (3) months after the termination of employment, the Optionee's Survivors may exercise the Option within one (1) year after the date of the Employee's death, but in no event after the date of expiration of the term of the Option.

         b.       Termination of Employment as a Result of Disability or Death

         In the event the Employee's employment terminates by reason of Disability, as determined in accordance with the Plan, or death, the Option shall be exercisable only within one (1) year after the date of such Disability or death, as the case may be, or if earlier, the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (1) to the extent that the right to purchase the Shares hereunder has accrued on the date of Disability or death and is in effect as of such date; and

         (2) to the extent of a pro rata portion of any such rights as would have accrued under Section 3 had the Employee's employment not terminated by reason of Disability or death prior to the end of the current accrual period, i.e. the next anniversary date of the Employment Effective Date after the date of Disability or death. The proration shall be based upon the number of days of the accrual period prior to the date of the Employee's Disability or death.

         c. Termination of Employment for Cause and Finding of Cause after Termination of Employment

         In the event the Employee's employment is terminated by the Company for Cause, as determined in accordance with the Employee's employment agreement with the Company, Employee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Administrator (as defined in the Plan) determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute Cause, then the Employee shall forthwith cease to have any right to exercise the Option.

         5.       METHOD OF EXERCISING OPTION

         Subject to the terms and conditions of this Agreement, including, without limitation, Section 10 hereof, the Option may be exercised by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto as Exhibit A. Such notice shall be accompanied by payment of the full purchase price for such Shares in United States dollars or, in the discretion of the Administrator such other consideration as it may approve, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

         6.       PARTIAL EXERCISE

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional Share shall be issued pursuant to this Option.

         7.       NON-ASSIGNABILITY

         The Option shall not be transferable by the Employee otherwise than by will or by the


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laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee. Except as provided in the preceding sentence, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

         The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until the Company has authorized delivery of a stock certificate therefor to the Employee and such Shares are fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers and sales of the Company. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES AND WITHHOLDING

         The Employee acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

         In the event of a Disqualifying Disposition (as defined in Section 14 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's salary and wages, if any, or other remuneration, or as a condition of the exercise hereof, may require the Employee to pay additional federal, state, and local income tax withholding and employee contributions to employment taxes in respect of the amount that is considered compensation includable in such person's gross income.

         11.      PURCHASE FOR INVESTMENT

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act") and no stop order or proceedings to suspend or revoke effectiveness thereof have been issued, commenced or are pending or threatened, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a registration statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      NO OBLIGATION TO EMPLOY

         Neither the Company nor any subsidiary is by the Plan or this Agreement obligated to continue the Employee as an employee of the Company or any subsidiary.

         13.      OPTION INTENDED TO BE AN INCENTIVE STOCK OPTION

      The parties each intend that the Option be an incentive stock option so that the Employee (or the Optionee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Code
Section 422. Except with respect to the purchase price of the Shares, any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an incentive stock option is null and void and any ambiguities shall be resolved so that the Option qualifies as an incentive stock option. If the Option is determined not to be an incentive stock option, the Employee understands that the Company and any subsidiary are not responsible to compensate him or otherwise make up for the treatment of the Option as a Non-Qualified Option and not as an incentive stock option. Employee should consult with Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

         14.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

         The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         15.      NOTICES

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given when delivered in person or by registered or certified mail, return receipt requested, addressed as follows:

                                   To the Company:

                                   Sparta Pharmaceuticals, Inc.
                                   111 Rock Road
                                   Horsham, PA 19044
                                   Attn: President

                                   To the Employee:

                                   William McCulloch, M.D.
                                   12109 Betts Lane
                                   Raleigh, NC  27614

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when received in accordance with the foregoing provisions.

         16.      GOVERNING LAW

         This Agreement shall be construed and enforced in accordance with the law of the Commonwealth of Pennsylvania.

         17.      BENEFIT OF AGREEMENT

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         18.      ENTIRE AGREEMENT

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         19.      MODIFICATIONS AND AMENDMENTS

         The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

         20.      WAIVERS AND CONSENTS

         The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         21.      HEADINGS AND CAPTIONS

         The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of, any of the terms or provisions hereof.

         22.      SURVIVAL

         The expiration or other termination of the Option granted to the Employee shall neither affect nor alter the Employee's obligations under Sections 10, 11 and 14 hereof.


                      [This space intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this Incentive Stock Option Agreement to be executed by a duly authorized officer, and the Employee has hereunto set his hand, all as of the day and year first above written.


                                            SPARTA PHARMACEUTICALS, INC.



                                            By       /s/ Jerry B. Hook
                                               ------------------------------
                                            Name:    Jerry B. Hook, Ph.D.
                                            Title:   President & CEO


                                                    /s/ William McCulloch
                                            ---------------------------------
                                                   William McCulloch, M.D.

                                                                      EXHIBIT A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

To:  Sparta Pharmaceuticals, Inc.

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase ____ shares (the "Shares") of the common stock, $.001 par value, of Sparta Pharmaceuticals, Inc. (the "Company"), at the exercise price of __________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated as of March 15, 1996.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares and no stop order or proceedings to suspend or revoke effectiveness thereof have been issued, commenced or are pending or threatened, or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the

Company has no obligation to me to register the Shares with the SEC and has not represented to me that it will register the Shares.

         I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         My payment in the amount of $_______ by _____________ is enclosed.

         I acknowledge that the Company is authorized to withhold from my salary and wages, if any, or other remuneration, or may require me, as a condition of the exercise of the Option, to pay, additional federal, state and local income tax withholding and if applicable, employee contributions to employment taxes in respect of the amount that is considered compensation, if any, includable in my gross income.

         Please issue the stock certificate for the Shares (check one):

         ____  to me

         ____ to me and ________________________ as joint tenants with right of survivorship and mail the certificate to me at the following address:

         __________________________________  __________________________

         __________________________________  __________________________



         My mailing address, if different from the address listed above, for shareholder communications is:


         __________________________________  __________________________

         __________________________________  __________________________


                              Very truly yours,


                              __________________________
                              Employee (signature)

                              __________________________
                              Print Name

                              __________________________
                              Date

                              __________________________
                              Social Security Number